UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 7, 2013, the Audit Committee of the Board of Directors of CNL Healthcare Properties, Inc. (the “Company) concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the quarter and six months ended June 30, 2012 and for the quarter and nine months ended September 30, 2012, as contained in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended June 30, 2012 and September 30, 2012, should no longer be relied upon because of the error described below. This decision was made after consultation with the Company’s independent registered certified public accounting firm.

The Company became aware of guidance that existed with respect to costs incurred in connection with the acquisition of equity method investments and undertook an investigation to determine if the guidance was applicable to the Company’s specific transactions and, if so, what the appropriate accounting entries would be. Management prepared an analysis and based on its review concluded that under generally accepted accounting principles in the United States equity method investments should be treated as asset acquisitions, with costs incurred to put the investment in place being capitalized as part of the basis in the investment. The Company had incorrectly expensed acquisition fees and expenses related to its equity method investments. The capitalized transaction costs incurred at the investor level create an outside basis difference that should be allocated to the assets of the investee, and if assigned to depreciable or amortizable assets, then the basis difference should be depreciated or amortized as a component of equity in earnings (loss) of unconsolidated entities. Upon completion of management’s investigation and analysis of this item, the Audit Committee met on January 7, 2013 to review the analysis and the impact of applying the correct accounting treatment and, as discussed above, concluded that the unaudited condensed consolidated financial statements for the quarters and year-to-date periods ended June 30, 2012 and September 30, 2012 should be restated to correct the error described above.

The following table sets forth the effects of the restatement on certain line items within the Company’s previously issued unaudited condensed consolidated financial statements:

	Three months ended June 30, 2012		Six months ended June 30, 2012
Condensed Consolidated Statement of Operations	Restated	As Reported	Restated	As Reported
Acquisition fees and expenses	$75,772	$2,429,230	$1,975,185	$4,328,643
Operating income (loss)	$396,198	$(1,957,260)	$(1,342,364)	$(3,695,822)
Net loss	$(1,126,107)	$(3,479,565)	$(3,539,407)	$(5,892,865)
Net loss per share (basic and diluted) (1)	$(0.17)	$(0.55)	$(0.77)	$(1.33)

	Three months ended September 30, 2012		Nine months ended September 30, 2012
Condensed Consolidated Statement of Operations	Restated	As Reported	Restated	As Reported
Acquisition fees and expenses	$73,526	$976,232	$2,048,710	$5,304,875
Operating loss	$(192,452)	$(1,095,158)	$(1,534,815)	$(4,790,980)
Equity in earnings (loss) of unconsolidated entities	$307,291	$326,365	$(466,337)	$(447,263)
Net loss	$(2,286,782)	$(3,170,415)	$(5,826,189)	$(9,063,280)
Net loss per share (basic and diluted) (2)	$(0.22)	$(0.30)	$(0.88)	$(1.39)

	June 30, 2012		September 30, 2012
Condensed Consolidated Balance Sheets	Restated	As Reported	Restated	As Reported
Investments in unconsolidated entities	$58,495,643	$56,142,185	$64,525,035	$61,287,944
Total assets	$157,187,341	$154,833,883	$195,499,814	$192,262,723
Accumulated loss	$(5,298,987)	$(7,652,445)	$(7,585,769)	$(10,822,860)
Total stockholders’ equity	$64,116,920	$61,763,462	$97,846,914	$94,609,823

	June 30, 2012		September 30, 2012
Condensed Consolidated Statement of Cash Flows	Restated	As Reported	Restated	As Reported
Cash flows provided by (used in) operating activities	$496,601	$(1,856,857)	$(2,370,488)	$(5,626,653)
Cash flows used in investing activities	$(142,967,758)	$(140,614,300)	$(153,297,609)	$(150,041,444)

(1)

Includes a dilutive effect on net loss per share of $0.01 and $0.03 for the quarter and six months ended June 30, 2012, respectively, related to the additional stock dividend declared and paid subsequent to June 30, 2012 that was not previously reflected in the Company’s weighted average shares.

(2)

Includes a dilutive effect on net loss per share of $0.02 for the nine months ended September 30, 2012 related to the additional stock dividend declared and paid subsequent to September 30, 2012 that was not previously reflected in the Company’s weighted average shares.

In connection with the restatements described above, the Company’s management reassessed their evaluation of the effectiveness of the Company’s disclosure controls and procedures for the periods ended June 30, 2012 and September 30, 2012 and concluded that the disclosure controls and procedures are not effective at the reasonable assurance level and a material weakness existed as of June 30, 2012 and September 30, 2012. Upon identifying this error, management initiated certain actions expected to remediate the material weakness related to the Company’s internal controls over financial reporting that address the accounting for acquisition costs for transactions accounted for using the equity method of accounting, including changes to the design of the documentation and processes used to evaluate accounting for acquisitions. The Company intends to file, as soon as practicable, amended Quarterly Reports on Form 10Q/A for the quarters ended June 30, 2012 and September 30, 2012.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcaretrust.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013		CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer